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                                                           Exhibit 99.B(d)(1)(i)

[ING FUNDS LOGO]

April 11, 2006


Todd Modic
Senior Vice President
ING Investments, LLC

7337 E. Doubletree Ranch Road
Scottsdale, AZ 85258

     Pursuant to the Amended Investment Management Agreement dated April 1, 2004 between ING Series Fund, Inc. and ING Investments, LLC (the "Agreement") we hereby notify you of our intention to retain you as Manager to render investment advisory services to ING 130/30 Fundamental Research Fund (the "Fund"), a newly established series of ING Series Fund, Inc., effective April 11, 2006. Upon your acceptance, the Agreement will be modified to give effect to the foregoing as indicated on AMENDED SCHEDULE A of the Agreement. The AMENDED SCHEDULE A, with the annual investment management fees indicated for the Fund, is attached hereto.

     AMENDED SCHEDULE A has also been updated to (1) reflect name changes of ING Index Plus Protection Fund to ING Classic Index Plus Fund; and (2) remove ING Classic Principal Protection Fund IV, ING Government Fund and ING Value Opportunity Fund as these funds were recently dissolved or merged into other funds.

     Please signify your acceptance to act as Manager for the Fund by signing below where indicated.

                                                  Very sincerely,

                                                  /s/ Robert S. Naka

                                                  Robert S. Naka
                                                  Executive Vice President
                                                  ING Series Fund, Inc.


ACCEPTED AND AGREED TO:
ING Investments, LLC

By: /s/ Todd Modic
    -----------------------------
    Todd Modic
    Senior Vice President

7337 E. Doubletree Ranch Rd.      Tel: 480-477-3000        ING Series Fund, Inc.
Scottsdale, AZ 85258-2034         Fax: 480-477-2700
                                  www.ingfunds.com

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                               AMENDED SCHEDULE A

                               WITH RESPECT TO THE

                     AMENDED INVESTMENT MANAGEMENT AGREEMENT

                                     BETWEEN

                              ING SERIES FUND, INC.

                                       AND

                              ING INVESTMENTS, LLC

SERIES                                                 ANNUAL INVESTMENT MANAGEMENT FEE
------                                                 --------------------------------
                                                    (AS A PERCENTAGE OF DAILY NET ASSETS)
Brokerage Cash Reserves                                   0.200% on first $1 billion
                                                           0.190% on next $2 billion
                                                            0.180% over $3 billion

ING 130/30 Fundamental Research Fund                     0.800% on first $500 million
                                                          0.750% on next $500 million
                                                            0.700% over $1 billion

ING Aeltus Money Market Fund                             0.400% on first $500 million
                                                          0.350% on next $500 million
                                                           0.340% on next $1 billion
                                                           0.330% on next $1 billion
                                                            0.300% over $3 billion

ING Balanced Fund                                        0.800% on first $500 million
                                                          0.750% on next $500 million
                                                           0.700% on next $1 billion
                                                            0.650% over $2 billion

ING Classic Index Plus Fund                                         0.450%

ING Equity Income Fund                                   0.700% on first $250 million
                                                          0.650% on next $250 million
                                                          0.625% on next $250million
                                                         0.600% on next $1.25 billion
                                                            0.550% over $2 billion

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
SERIES                                                 ANNUAL INVESTMENT MANAGEMENT FEE
------                                                 --------------------------------
                                                    (AS A PERCENTAGE OF DAILY NET ASSETS)
ING Global Science and Technology Fund                   1.050% on first $500 million
                                                          1.025% on next $500 million
                                                            1.000% over $1 billion

ING Growth Fund                                          0.700% on first $250 million
                                                          0.650% on next $250 million
                                                          0.625% on next $250 million
                                                         0.600% on next $1.25 billion
                                                            0.550% over $2 billion

ING Index Plus LargeCap Fund                             0.450% on first $500 million
                                                          0.425% on next $250 million
                                                         0.400% on next $1.25 billion
                                                            0.375% over $2 billion

ING Index Plus MidCap Fund                               0.450% on first $500 million
                                                          0.425% on next $250 million
                                                         0.400% on next $1.25 billion
                                                            0.375% over $2 billion

ING Index Plus SmallCap Fund                             0.450% on first $500 million
                                                          0.425% on next $250 million
                                                         0.400% on next $1.25 billion
                                                            0.375% over $2 billion

ING International Growth Fund                            0.850% on first $250 million
                                                          0.800% on next $250 million
                                                          0.775% on next $250 million
                                                         0.750% on next $1.25 billion
                                                            0.700% over $2 billion

ING Small Company Fund                                   0.850% on first $250 million
                                                          0.800% on next $250 million
                                                          0.775% on next $250 million
                                                         0.750% on next $1.25 billion
                                                            0.725% over $2 billion

ING Strategic Allocation Balanced Fund                   0.800% on first $500 million
                                                          0.775% on next $500 million
                                                          0.750% on next $500 million
                                                          0.725% on next $500 million
                                                            0.700% over $2 billion

ING Strategic Allocation Growth Fund                     0.800% on first $500 million
                                                          0.775% on next $500 million
                                                          0.750% on next $500 million
                                                          0.725% on next $500 million
                                                            0.700% over $2 billion

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
SERIES                                                 ANNUAL INVESTMENT MANAGEMENT FEE
------                                                 --------------------------------
                                                    (AS A PERCENTAGE OF DAILY NET ASSETS)
ING Strategic Allocation Income Fund                     0.800% on first $500 million
                                                          0.775% on next $500 million
                                                          0.750% on next $500 million
                                                          0.725% on next $500 million
                                                            0.700% over $2 billion

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